TCW FUNDS, INC.

Supplement Dated September 8, 2008

Prospectus Dated February 29, 2008

Effective October 15, 2008, the Dividend Focused, Relative Value Small Cap, Select Equities and Value Opportunities Funds K Class will no longer accept new purchases or contributions.

Effective on or about October 22, 2008, the Dividend Focused, Relative Value Small Cap, Select Equities and Value Opportunities Funds K Class will be liquidated.